UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported: April 26, 2005


                            AMERICAN EXPRESS COMPANY
             (Exact name of registrant as specified in its charter)


          New York                      1-7657                 13-4922250
----------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)


       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (212) 640-2000
               ---------------------------------------------------


                                      None
                --------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act
----     (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
----     (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the
----     Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the
----     Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION AND ITEM 7.01 REGULATION
FD DISCLOSURE

     The following information is furnished under Item 2.02 - Results of Operations and Financial Condition and Item 7.01 - Regulation FD Disclosure:

     On April 26, 2005, American Express Company issued a press release announcing its financial results for the first quarter of 2005. A copy of such press release is attached to this report as Exhibit 99.1 and is hereby incorporated herein by reference. In addition, in conjunction with the announcement of its financial results, American Express Company distributed additional financial information relating to its 2005 first quarter financial results and a 2005 First Quarter Earnings Supplement. Such additional financial information and the 2005 First Quarter Earnings Supplement are attached to this report as Exhibits 99.2 and 99.3, respectively, and each is hereby incorporated by reference.


EXHIBIT

99.1 Press Release, dated April 26, 2005, of American Express Company announcing its financial results for the first quarter of 2005.

99.2 Additional financial information relating to the financial results of American Express Company for the first quarter of 2005.

99.3      2005 First Quarter Earnings Supplement of American Express Company.


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                                   SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        AMERICAN EXPRESS COMPANY
                                        (REGISTRANT)

                                        By:    /s/ Stephen P. Norman
                                               ---------------------
                                        Name:  Stephen P. Norman
                                        Title: Secretary







DATE:  April 26, 2005

                                 EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

99.1 Press Release, dated April 26, 2005, of American Express Company announcing its financial results for the first quarter of 2005.

99.2           Additional  financial   information  relating  to  the  financial
               results of American Express Company for the first quarter of 2005.

99.3           2005  First  Quarter  Earnings  Supplement  of  American  Express
               Company.